                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report: May 21, 2002.

                      Circuit City Credit Card Master Trust
                    -----------------------------------------

    United States                  000-26172                     58-1897792
--------------------          --------------------          --------------------
  (State or other                 (Commission                   (IRS Employer
  jurisdiction of                   File No.)                Identification No.)
   incorporation)

   225 Chastain Meadows Court
       Kennesaw, Georgia                                            30144
-------------------------------                                  -----------
(Address of principal executive                                   (Zip Code)
          offices)

        Registrant's telephone number, including area code: 770-423-7900

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INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.   Not Applicable.

Item 2.   Not Applicable.

Item 3.   Not Applicable.

Item 4.   Not Applicable.

Item 5. On May 7, 2002, the Circuit City Credit Card Master Trust issued its Class A Floating Rate Asset Backed Certificates, Series 2002-1, and its Class B Floating Rate Asset Backed Certificates, Series 2002-1.

Item 6.   Not Applicable.

Item 7.   Exhibits.

          The following are filed as Exhibits to this Report under Exhibit 1.

          Exhibit 1.1. Underwriting Agreement (Standard Terms) dated April 23, 2002 between Tyler International Funding, Inc. and Banc of America Securities LLC, as Representative of the several Underwriters.

          Exhibit 1.2. Terms Agreement dated April 24, 2002 between Tyler International Funding, Inc. and Banc of America Securities LLC, as Representative of the several Underwriters named therein.

          The following is filed as an Exhibit to this Report under Exhibit 4.

          Exhibit 4.1. Series 2002-1 Supplement dated May 7, 2002 among Tyler International Funding, Inc., as Transferor, First North American National Bank, as Servicer, and Deutsche Bank Trust Company Americas, as Trustee.

          The following is filed as an Exhibit to this Report under Exhibit 10.

          Exhibit 10.1. Interest Rate Cap Agreement dated May 7, 2002 between Tyler International Funding, Inc. and Wachovia Bank, National Association.

Item 8.   Not Applicable.

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Circuit City Credit Card Master Trust

                                        By:    FIRST NORTH AMERICAN NATIONAL
                                               BANK,
                                               as Servicer


                                        By: /s/ Philip J. Dunn
                                           ------------------------------------
                                        Name:  Philip J. Dunn
                                        Title: Vice President

Date: May 21, 2002

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                                  EXHIBIT INDEX

Exhibit                         Description
-------                         -----------

1.1 Underwriting Agreement (Standard Terms) dated April 23, 2002 between Tyler International Funding, Inc. and Banc of America Securities LLC, as Representative of the several Underwriters.

1.2 Terms Agreement dated April 24, 2002 between Tyler International Funding, Inc. and Banc of America Securities LLC, as Representative of the several Underwriters named therein.

4.1 Series 2002-1 Supplement dated May 7, 2002 among Tyler International Funding, Inc., as Transferor, First North American National Bank, as Servicer, and Deutsche Bank Trust Company Americas, as Trustee.

10.1 Interest Rate Cap Agreement dated May 7, 2002 between Tyler International Funding, Inc. and Wachovia Bank, National Association.